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                                                                  Exhibit 10(ee)


          FIRST AMENDMENT TO AMENDED AND RESTATED TRUST AGREEMENT NO. 6
          -------------------------------------------------------------


          WHEREAS, Cleveland Cliffs Inc ("Cleveland-Cliffs") and AmeriTrust Company National Association entered into an Amended and Restated Trust Agreement No. 6 (the "Agreement") effective March 9, 1992; and

          WHEREAS, Key Trust Company of Ohio, N.A. (the "Trustee") is the successor in interest to Society National Bank, which was the successor in interest to AmeriTrust Company National Association; and

          WHEREAS, Cleveland-Cliffs and the Trustee desire to amend the Agreement;

          NOW, THEREFORE, effective July 1, 1997, Cleveland-Cliffs and the Trustee hereby amend the Agreement to provide as follows:

          The third sentence of Section 1(b) of the Agreement is hereby restated in its entirety, such third sentence to read as follows:

              "The term 'Change of Control' shall mean the occurrence of any of the following events:

                            (i) Cleveland-Cliffs shall merge into itself, or be
                     merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of Cleveland-Cliffs as the same have existed immediately prior to such merger or consolidation;

                            (ii) Cleveland-Cliffs shall sell or otherwise
                     transfer all or substantially all of its assets to any other corporation or other legal person, and immediately after such sale or transfer less than 70% of the combined voting power of the outstanding voting securities of such corporation or person is held in the aggregate by the former shareholders of Cleveland-Cliffs as the same shall have existed immediately prior to such sale or transfer;

                            (iii) A person, within the meaning of Section
                     3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1034) of 30% or more of the outstanding voting securities of Cleveland-Cliffs (whether directly or indirectly); or


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                            (iv) During any period of three consecutive years,
                     individuals who at the beginning of any such period constitute the Board of Directors of Cleveland-Cliffs cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of Cleveland-Cliffs or each director first elected during any such period was approved by a vote of at least one-third of the directors of Cleveland-Cliffs who are directors of the Company on the date of the beginning of any such period."

                                      * * *

          IN WITNESS WHEREOF, Cleveland-Cliffs and the Trustee have executed this First Amendment at Cleveland, Ohio this 12th day of June, 1997.


                                     CLEVELAND-CLIFFS INC



                                     By: /s/ R.F. Novak
                                        ----------------------------
                                       Title: V.P. - H.R.
                                             -----------------------

                                     KEYTRUST COMPANY OF OHIO, N.A.,


                                     By: /s/ Kelley Clark
                                        ----------------------------
                                       Title: Vice President
                                             -----------------------
                                     and

                                     By: /s/ Meg H. Halloran
                                        ----------------------------
                                       Title: Trust Officer
                                             -----------------------